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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): April 16, 2003
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                        PROVIDENT BANKSHARES CORPORATION
               (Exact name of registrant as specified in charter)


    MARYLAND                       0-16421                      52-1518642
(State or other                  (Commission                  (IRS Employer
jurisdiction of                  File Number)               Identification No.)
 incorporation)


              114 EAST LEXINGTON STREET, BALTIMORE, MARYLAND 21202 (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (410) 277-7000


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)




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ITEMS 1, 2, 3, 4, 5, 6, 8, 10, 11 AND 12.  NOT APPLICABLE.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS
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            Exhibit 99.1   Press Release Dated April 16, 2003

ITEM 9.     REGULATION FD DISCLOSURE
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      On April 16, 2003, Provident Bankshares Corporation announced its financial results for the quarter ended March 31, 2003. The press release announcing financial results for the quarter ended March 31, 2003 is filed as
Exhibit 99.1 and incorporated herein by reference.

      This information is being furnished pursuant to Item 12 of Form 8-K and is being presented under Item 9 as provided in the Commission's interim guidance regarding Form 8-K Item 11 and Item 12 filing requirements (Release No. 34-47583).

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 PROVIDENT BANKSHARES CORPORATION


                                 By: /s/ Gary N. Geisel
                                     -------------------------------------------
                                     Gary N. Geisel
                                     Chairman of the Board and Chief Executive
                                     Officer


Date: April 16, 2003


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                                  Exhibit Index
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     EXHIBIT NO.                       DESCRIPTION
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        99.1          Press Release Dated April 16, 2003